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                                                                  EXHIBIT 10.12

                AMENDMENT TO CREDIT AND INVESTMENT AGREEMENT

     THIS AMENDMENT TO CREDIT AND INVESTMENT AGREEMENT (this "Amendment") is dated as of the 30th day of November, 1997 among SCIENTIFIC-ATLANTA, INC. (the "Company"), WACHOVIA BANK, N.A. (the "Agent"), and WACHOVIA CAPITAL MARKETS, INC., (the "Lessor");

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Company, the Agent and the Lessor executed and delivered that certain Credit and Investment Agreement, dated as of the 30th day of July, 1997 (the "Credit Agreement");

     WHEREAS, the Company has requested and the Agent and the Lessor have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Company, the Agent and the Lessor hereby covenant and agree as follows:

     1.   Definitions. Unless otherwise specifically defined herein, each term
          -----------
used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     2.   Amendments to Schedule 1.02. (a) The definition of "Basic Rent"
          ---------------------------
contained in Schedule 1.02 to the Credit Agreement is amended in its entirety as set forth below:

          "Basic Rent": (a) for any Rental Period (1) during the Lease Term from
           ----------
     the Commencement Date up to and including January 30, 1999, or (2) after July 30, 2004, if any, the sum of (i) all liabilities of the Lessor for interest on the Loans and LI Yield (excluding Accrued Construction Period LI Yield but including, without limitation, all LI Yield accruing during the Basic Term on the Lessor Investment) accruing during such Rental Period pursuant to and in accordance with the Credit Agreement, and (ii) all liabilities for fees accruing during such Rental Period pursuant to the Credit Agreement, and (b) for each Rental

     Period commencing on and after January 31, 1999 and ending on or before July 30, 2004, (i) all LI Yield (excluding Accrued Construction Period LI Yield but including, without limitation, all LI Yield accruing during the Basic Term on the Lessor Investment) accruing at the Fixed Funding Rate during such Rental Period, and (ii) all liabilities for fees accruing during such Rental Period pursuant to the Credit Agreement.

     (b) The following new definition is added to Schedule 1.02 to the Lease in proper alphabetical order:

          "Fixed Funding Rate": (x) a per annum fixed rate equal to 6.51%, plus
           ------------------
     (y) the Applicable Margin for the Adjusted LIBO Rate.

     3.  Restatement of Representations and Warranties. The Company hereby
         ---------------------------------------------
restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Operative Documents as fully as if made on the date hereof and with specific reference to this Amendment and all other Operative Documents executed and/or delivered in connection herewith.

     4.  Effect of Amendment. Except as set forth expressly hereinabove and in
         -------------------
that certain Second Amendment to Lease Agreement of even date herewith (the "Lease Agreement"), all terms of the Credit Agreement and the other Operative Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Company. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     5.  Ratification. The Company hereby restates, ratifies and reaffirms each
         ------------
and every term, covenant and condition set forth in the Credit Agreement and the other Operative Documents effective as of the date hereof.

     6.  Counterparts. This Amendment may be executed in any number of
         ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     7.  Section References. Section titles and references used in this
         ------------------
Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

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

     8.   No Default.   To induce the Agent and the Lessor to enter into this
          ----------
Amendment and to continue to make advances pursuant to the Credit Agreement, the Company hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Company arising out of or with respect to any of the Loans or other obligations of the Company owed to the Lessor under the Credit Agreement.

     9.   Further Assurances.   The Company agrees to take such further actions
          ------------------
as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Company.

    10.   Governing Law.   This Amendment shall be governed by and construed and
          -------------
interpreted in accordance with, the laws of the State of Georgia.

    11.   Conditions Precedent.   This Amendment shall become effective only
          --------------------
upon execution and delivery (i) of this Amendment by each of the parties hereto, and (ii) of the Lease Amendment.

     IN WITNESS WHEREOF, each of the Company, the Agent and the Lessor has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year above written.

                                    COMPANY:

                                    SCIENTIFIC-ATLANTA, INC.

                                    By: /s/ Harvey A. Wagner
                                        ------------------------------------
                                    Printed Name:  Harvey A. Wagner
                                                 ---------------------------
                                    Printed Title: Senior Vice President,
                                                  --------------------------
                                                   Chief Financial Officer
                                                  --------------------------
                                                   & Treasurer
                                                  --------------------------



                                    [CORPORATE SEAL]



                                    LESSOR:


                                    WACHOVIA CAPITAL MARKETS, INC.


                                    By: /s/ Joseph J. Thomas
                                       ----------------------------------------
                                    Printed Name:  Joseph J. Thomas
                                                 ------------------------------
                                    Printed Title: Senior Vice President
                                                  ----------------------------

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

                                     AGENT:


                                     WACHOVIA BANK, N.A.


                                     By: /s/ Karen H. McClain
                                        ---------------------------------
                                     Printed Name: Karen H. McClain
                                                  -----------------------
                                     Printed Title: Senior Vice President
                                                   ----------------------

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